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                                                                   EXHIBIT 10.14

                               ABERCROMBIE & FITCH

                                   STOCK AWARD
                             STOCK OPTION AGREEMENT
                           ACKNOWLEDGEMENT OF RECEIPT

This Stock Option Agreement is entered into by and between Abercrombie & Fitch (the "Company"), and the associate of the Company whose name appears below (the "Associate") in order to set forth the terms and conditions of Options granted to the Associate under The Abercrombie & Fitch 1996 Stock Option and Performance Incentive Plan (1998 Restatement, as amended) (The "Plan").

              ASSOCIATE'S NAME:

              SOCIAL SECURITY #:

              ADDRESS:

              # OPTIONS:

              DATE OF GRANT:

              GRANT PRICE:

              OPTION TYPE:

              VESTING:                    Shares vest over four years
                                          25% / 25% / 25% / 25%

Subject to the attached Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, the Company hereby grants to the Associate Options to purchase shares of Common Stock of the Company, as outlined above.

The Company and the Associate have executed this Agreement as of the Date of Grant set forth above.

ABERCROMBIE & FITCH                         ASSOCIATE

____________________________________        ____________________________________
Michael Jeffries, Chairman and Chief
 Executive Officer